UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 30, 2025

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	99-4383083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Forge Global Holdings, Inc. (the “Company”) on July 30, 2025 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the Company’s operations for the quarter ended June 30, 2025, which were announced in a press release issued on July 30, 2025 and attached to the Original 8-K as Exhibit 99.1. In addition, the Company provided supplemental materials attached to the Original 8-K as Exhibit 99.2. Except as amended by this Amendment, and Exhibit 99.1 and Exhibit 99.2 hereto, all information set forth in the Original 8-K and corresponding exhibits remain unchanged.

Item 2.02. Results of Operations and Financial Condition.

On July 30, 2025, Forge Global Holdings, Inc. (the “Company”) issued a press release announcing its results for the quarter ended June 30, 2025, as well as supplemental financial information and key business metrics to its website at https://ir.forgeglobal.com. On August 1, 2025, the Company issued a press release announcing corrections to the earnings press release and supplemental materials. The corrections relate to non-cash adjustments recorded in connection with the valuation and accounting presentation of the Company’s warrant liabilities as of June 30, 2025 and conforms reporting and presentation in the press release and supplemental materials to the results and presentation to be reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. Copies of the press release and supplemental materials are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference. The information contained in the Company’s archive of its webcast conference call held on July 30, 2025 to discuss the quarter ended June 30, 2025 financial results and business highlights on the Company’s Investor Relations website is supplemented by, and should be reviewed in connection with, the updates contained in the press release and supplemental materials furnished herewith.

The information in Item 2.02 hereof and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated August 1, 2025.
99.2	Supplemental Investor Information (As Corrected).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: August 1, 2025	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer